Exhibit 99.2

   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        I, Robert S. Merritt, Senior Vice President-Finance of Outback Steakhouse, Inc. (the "Company"), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1) the Annual Report of Outback Steakhouse, Inc. Salaried Employees 401(k) Plan and Trust (the "Plan") on Form 11-K of the Company for the period ended December 31, 2002 (the "Report") which this certification accompanies fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m or 78o(d)); and

   (2) information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Robert S. Merritt
----------------------
Robert S. Merritt
Senior Vice President and
Chief Financial Officer

June 27, 2003



     A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company, and furnished to the Securities and Exchange Commission or its staff upon request.